LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

KEMPER STRATEGIC
MUNICIPAL INCOME TRUST

 "... Curve positioning and security structure selection helped Kemper Strategic Municipal Income Trust preserve capital to a greater extent than its peers in a climate of rapidly rising interest rates. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
16
FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
22
SHAREHOLDERS' MEETING
AT A GLANCE

 KEMPER STRATEGIC MUNICIPAL INCOME TRUST TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000

    BASED ON NET ASSET VALUE                  0.06%
 ........................................................
    BASED ON MARKET PRICE                     3.07%
 ........................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  5/31/00    11/30/99
 .........................................................
    NET ASSET VALUE                 $10.85     $11.31
 .........................................................
    MARKET PRICE                    $10.19     $10.31
 .........................................................

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

INVESTMENT BY THE TRUST IN LOWER-RATED SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2000.

    SIX-MONTHS INCOME                   $ 0.375
 ......................................................
    MAY DIVIDEND                        $0.0625
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)            6.91%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)               7.36%
 ......................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)       10.99%
 ......................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)       11.70%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS.

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

DISCOUNTS AND PREMIUMS Par value is the principal value that an investor may receive when a bond matures. If a bond's price is lower than par, it is selling at a discount. If a bond's price is higher than par, it is said to be trading at a premium.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

INVERTED YIELD CURVE A market phenomenon in which short-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

REVENUE BOND INDEX (RBI) RBI is the average yield on 25 revenue bonds with 30-year maturities rated A1 and compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE TRUST AND MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND GROUP AND RESEARCH DEPARTMENT.
[WILSON PHOTO]
REBECCA L. WILSON HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND HAS BEEN CO-MANAGER OF THE TRUST SINCE 1998. SHE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

MUNICIPAL BONDS HAVE FACED A TOUGH ENVIRONMENT SINCE NOVEMBER 1999. THE FEDERAL RESERVE BOARD OPEN MARKET COMMITTEE RAISED SHORT-TERM INTEREST RATES THREE TIMES, WHILE THE TREASURY DEPARTMENT ANNOUNCED A DEBT BUYBACK PLAN, PROMPTING AN INVERSION OF THE U.S. TREASURY YIELD CURVE. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW THE TRUST IS POSITIONED FOR THE COMING MONTHS.

Q     HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
FISCAL YEAR 2000?

A     It was a challenging period for all fixed-income markets, and particularly so for tax-exempt debt. Long-term Treasury interest rates fell 28 basis points (0.28 percent) between November 30, 1999, and May 31, 2000. Two- to 10-year rates rose between 66 and 9 basis points (0.66 and 0.09 percent respectively). During the period, the Federal Reserve expressed a resolve to head off inflationary pressures as commodity prices rebounded, the nation's unemployment rate reached 30-year lows and consumer spending was brisk. These factors, along with strong U.S. economic growth, prompted the Federal Reserve Board Open Market Committee to raise its short-term interest-rate target three times by an additional 100 basis points (1 percent) to 6.50 percent.

  As we entered the new calendar year, tax-related selling pressures abated and were replaced by increased demand as equity price volatility picked up towards the latter part of the fiscal period. Additionally, a decline in the supply of tax-exempt debt helped bring stability to the municipal market. As of the end of May, new issuance in calendar year 2000 was down 26.8 percent from year-earlier levels, according to THE BOND BUYER.

  During the beginning of the fiscal period, the municipal market came under intense selling pressure. Many investors sold municipal bond funds in calendar year 1999 to realize tax losses they could use to offset year-end capital gains from equity funds. Liquidity in the market was difficult and spreads (the difference in interest rates between bonds of varying quality) widened. During the fiscal period municipal yields as measured by the Bond Buyer Revenue Bond index increased 13 basis points from 6.14 percent to 6.27 percent.

Q     HOW DID YOU POSITION KEMPER STRATEGIC MUNICIPAL INCOME TRUST BETWEEN
NOVEMBER 1999 AND MAY 2000?

A     The trust's average unleveraged duration target (see Portfolio Statistics on page 9) ranged from neutral to slightly less than most of the trust's peers during the period. This, along with curve positioning and security structure selection, helped the Kemper Strategic Municipal Income Trust preserve capital to a greater extent than its peers in a climate of rapidly rising interest rates. (See At a Glance on page 2.) The trust's 3.07 percent total return, based on market price, outpaced the 1.02 percent return of the Lehman Brothers Municipal Bond index* for the six months ended May 31, 2000. The average fund in the Lipper high-yield municipal debt fund category (closed-end leveraged funds) declined 1.64 percent over the same period.

  To increase income and total return potential, we focused on issue selection and curve placement. We added more lower-quality bonds as the income differential (spreads) between high-quality and lower-quality securities grew for most of the period. This strategy helped Kemper Strategic Municipal Income Trust outperform the average of its peers for the six months ended May 31,

PERFORMANCE UPDATE

2000. As of the end of May municipal bonds rated BBB -- the lowest level of investment-grade bonds -- generally yielded more than 100 basis points more than comparable-sector AAAs.

  The changing shape of the municipal yield curve provided some interesting opportunities over the fiscal period. As the fiscal year started, the two-year to 30-year yield curve was historically steep. We used this opportunity to concentrate new purchases towards the longer end of the maturity spectrum. As the fiscal year ended, the two-year to 30-year curve was flat, so the investment focus was shifted towards shorter maturities where the risk-return profile was more attractive.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX INCLUDES APPROXIMATELY 15,000 BONDS. TO BE INCLUDED IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING
  CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS A PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHY DID THE TRUST'S MARKET PRICE RISE MORE THAN ITS NET ASSET VALUE
BETWEEN NOVEMBER AND MAY?

A     At the start of fiscal year 2000, we believe many municipal bond investors decided to reduce their exposure to federal capital gains taxes on their equity portfolios by selling municipal bonds and/or municipal bond funds at a loss. This tax-loss-related selling persisted through the end of calendar year 1999 and, in our view, artificially depressed the municipal bond market. Early in the fiscal year, the trust's shares were selling at as much as an 8.8 percent discount to net asset value. This discount narrowed in the spring as more investors perceived trust shares to be selling at what they believed were bargain prices.

Q     THIS PAST WINTER, THE TREASURY ANNOUNCED PLANS TO BUY BACK SOME LONG-TERM
DEBT AND HOLD FEWER AUCTIONS. WHAT WERE THE SHORT-TERM CONSEQUENCES OF THIS ACTION ON MUNICIPAL BONDS, AND WHAT DO YOU BELIEVE MAY BE THE LONG-TERM EFFECT?

A     At the start of the fiscal period, the municipal bond yield curve -- the difference in income potential between short-term and long-term securities -- was steep compared with Treasuries. We used this development to reposition the portfolios with more longer-term bonds. We believe this helped the trust capture additional income and total return potential. In our view, long-term municipal securities offered compelling value on a tax-adjusted basis. Long-term municipal bond yields reached a historically attractive ratio -- providing all of the yield of comparable-maturity Treasuries. Long-maturity municipal bonds typically yield about 85 to 90 percent of a similar-maturity Treasury.

  As the new calendar year began, the Treasury yield curve inverted, so that by May 31, 2000, one-year Treasury bills had higher yields than 30-year bonds. This happened in part because the Treasury began buying back 30-year government bonds and reducing auctions all along the maturity spectrum. The Treasury buybacks helped generate a welcome bond market rally in February after five straight months of depressed prices. While the municipal yield curve flattened during this past winter, it did not invert, increasing the relative attractiveness of long-term municipal bonds.

Q     IS A STRONG U.S. ECONOMY BAD NEWS FOR MUNICIPAL BONDS?

A     Not necessarily. In fact, to the extent that the Fed can contain inflation, and investors believe that consumer prices will not accelerate, strong economic growth is positive because it enhances the ability of municipal debt issuers to meet their obligations. The first calendar quarter of 2000 was the 18th consecutive quarter in which bond-rating upgrades exceeded downgrades, according to Standard & Poor's.

  The trust's portfolios contained bonds from many states and U.S. territories as of May 31, providing an element of diversification for the funds. As of May 31, 2000, Texas was the largest state allocation for Kemper Strategic Municipal Income Trust (12.71 percent of net assets). Texas bond issuers have historically had to offer higher yields to attract investors, in part because, like Illinois municipal bonds, the income from tax-exempt bonds is not necessarily exempt from state income taxes.

Q     WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE BALANCE OF
FISCAL YEAR 2000?

A     Given recent government statistics that suggest U.S. economic growth has begun to moderate and the fact that Federal Reserve raised its short-term interest rate target in May by 50 basis points, we think municipal bonds face a more stable environment than in the prior six months. We believe the municipal bond market provides excellent value, with yields of longer-maturity municipals still near those of Treasuries, and tax-equivalent yields near double-digit levels for investors in the highest brackets. In January, in fact, municipal bond yields, as measured by THE BOND BUYER'S Revenue Bond Index, reached 6.35 percent, the highest level since August 1995. In our view, a robust U.S. economy enhances municipal finances, and that should continue to help bolster municipal credit ratings. Finally, if the equity and taxable bond markets remain as volatile as they have been this past winter, we think it could provide a catalyst for renewed enthusiasm for tax-exempt debt as a way to diversify a portfolio.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 5/31/00              ON 11/30/99
    REVENUE BONDS                          70%                      65%
 ................................................................................
    GENERAL OBLIGATION BONDS               10                       14
 ................................................................................
    LEASE OBLIGATIONS                       2                       --
 ................................................................................
    U.S. GOVERNMENT SECURED                16                       18
 ................................................................................
    CASH AND EQUIVALENTS                    2                        3
--------------------------------------------------------------------------------
                                          100%                     100%

[PIE CHART] [PIE CHART]

QUALITY

                                      ON 5/31/00              ON 11/30/99
    AAA                                   40%                      27%
 ................................................................................
    AA                                     7                       16
 ................................................................................
    A                                      3                        1
 ................................................................................
    BBB                                   17                       11
 ................................................................................
    BB                                     3                        3
 ................................................................................
    NOT RATED                             30                       42
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

+ THESE SECURITIES ARE NOT RATED BY S&P OR MOODY'S; HOWEVER THEY ARE RATED BY
  SCUDDER KEMPER INVESTMENTS, INC. AS FOLLOWS: AAA 9%, BBB 3%, BB 14%, B 14% FOR MAY 31, 2000, AND AAA 13%, BBB 3%, BB 13% AND B 13% FOR NOVEMBER 30, 1999. NOT RATED SECURITIES THAT ARE PRE-REFUNDED OR ESCROWED TO MATURITY ARE INCLUDED IN AAA QUALITY RATING.

AVERAGE MATURITY

                                      ON 5/31/00              ON 11/30/99
    AVERAGE MATURITY                  14.9 years              20.3 years
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*
Representing 43.59 percent of the trust's portfolio on May 31, 2000

                                HOLDINGS                      PERCENT
---------------------------------------------------------------------
1.           TEXAS                                             12.71%
---------------------------------------------------------------------
2.           ILLINOIS                                           8.67%
---------------------------------------------------------------------
3.           NEW YORK                                           7.99%
---------------------------------------------------------------------
4.           WASHINGTON                                         7.83%
---------------------------------------------------------------------
5.           COLORADO                                           6.39%
---------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST
Portfolio of Investments at May 31, 2000 (Unaudited)

                     SHORT-TERM MUNICIPAL INVESTMENTS--1.4%                       PRINCIPAL AMOUNT      VALUE

DISTRICT OF COLUMBIA
                                   District of Columbia, General Obligation,
                                     General Fund Recovery, Series 1991 B, Daily
                                     Demand Note, 3.75%, 06/01/2003*                $ 1,500,000      $  1,500,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

INDIANA
                                   Jasper County, IN, Pollution Control,
                                     Northern Indiana Public Services, Revenue,
                                     Series C, Daily Demand Bond, 4.00%,
                                     04/01/2019*                                      1,000,000         1,000,000
                                   ----------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                   (COST $2,500,000)                                                    2,500,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                     LONG-TERM MUNICIPAL INVESTMENTS--98.6%

ALABAMA
                                   Alabama State Public School and College
                                     Authority, Revenue, Series C, 5.625%,
                                     07/01/2013                                       1,000,000           999,030
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

ARIZONA
                                   Coconino County, AZ, Industrial Development
                                     Authority, Revenue, Guidance Center Income
                                     Project, Prerefunded 06/01/2001, 9.25%,
                                     06/01/2011 (b)                                   1,575,000         1,660,853
                                   Flagstaff Industrial Development Authority,
                                     Revenue, 6.30%, 09/01/2038                       2,000,000         1,635,680
                                   Health Facilities Authority, The New
                                     Foundation Project, Revenue, 8.25%,
                                     03/01/2019                                       2,280,000         2,121,266
                                   Pima County Industrial Development Authority,
                                     Larson County Project, Industrial
                                     Development Revenue, 9.50%, 08/01/2010           1,900,000         2,051,810
                                   ----------------------------------------------------------------------------------
                                                                                                        7,469,609
---------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                   Foothill/Eastern Transportation Corridor
                                     Agency, Toll Road, zero coupon, ETM,
                                     01/01/2026**                                    11,500,000         2,426,500
                                   Sacramento County, Bradshaw Road Project,
                                     Revenue, 7.20%, 09/02/2015                       1,225,000         1,263,796
                                   Sacramento, CA, City Financing Authority,
                                     Revenue Bond, Convention Center Hotel,
                                     Series A, 6.25%, 01/01/2030                      2,000,000         1,815,860
                                   San Diego, CA, Detention Facility,
                                     Certificates of Participation, Revenue,
                                     8.0%, 06/01/2002                                   175,000           179,177
                                   San Joaquin Hills, Transportation Corridor
                                     Agency, Senior Lien Toll Road, Revenue,
                                     ETM, Zero coupon, 01/01/2020**                   4,300,000         1,336,999
                                   ----------------------------------------------------------------------------------
                                                                                                        7,022,332
---------------------------------------------------------------------------------------------------------------------

COLORADO
                                   Arapahoe County, CO, Capital Improvement
                                     Trust Fund, Capital Improvement Trust Fund,
                                     Revenue, Prerefunded 08/31/2005, Zero
                                     coupon, 08/31/2010 (b)                           5,000,000         2,699,350
                                   City and County of Denver, Airport System:
                                     Revenue, Prerefunded 11/15/2001, 8.00%,
                                     11/15/2025 (b)                                     240,000           250,390
                                     Revenue, Prerefunded 11/15/2001, 8.00%,
                                     11/15/2025 (b)                                     660,000           681,668
                                   Denver, CO, City and County Airport Revenue:
                                     Series A, Prerefunded 11/15/2001, 8.75%,
                                     11/15/2023 (b)                                     265,000           284,114

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE
                                     Series A, Prerefunded 11/15/2004, 7.50%,
                                     11/15/2023 (b)                                 $   170,000      $    188,180
                                     Unrefunded Balance, Revenue, Series A:
                                     8.75%, 11/15/2023                                  735,000           780,291
                                     7.50%, 11/15/2023                                  830,000           890,972
                                   Denver, CO, Urban Renewal Authority, Tax
                                     Increment Revenue, 7.75%, 09/01/2016             1,760,000         1,851,590
                                   ----------------------------------------------------------------------------------
                                                                                                        7,626,555
---------------------------------------------------------------------------------------------------------------------

CONNECTICUT
                                   Connecticut State Development Authority,
                                     Revenue, Pierce Memorial Baptist Home,
                                     Prerefunded 10/01/2000, 9.25%, 10/01/2018
                                     (b)                                              2,000,000         2,087,360
                                   Greenwich, CT, Housing Authority Revenue,
                                     Series A, 6.35%, 09/01/2027                      2,000,000         1,837,960
                                   Mashantucket Western Pequot Tribe, Special
                                     Revenue:
                                     Zero coupon, 09/01/2017                          2,000,000           626,860
                                     Zero coupon, 09/01/2018                          1,000,000           290,980
                                   ----------------------------------------------------------------------------------
                                                                                                        4,843,160
---------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                   District of Columbia, General Obligation,
                                     MBIA, Series A, 5.00%, 06/01/2018 (c)            1,000,000           875,360
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

FLORIDA
                                   Volusia County, FL, Health Facilities
                                     Authority, Memorial Health Systems Project,
                                     Revenue, Prerefunded 06/01/2000, 8.25%,
                                     06/01/2020 (b)                                   2,390,000         2,437,800
                                   Hillsborough County, FL, Industrial
                                     Development Authority Revenue, University
                                     Community Hospital Project, 5.625%,
                                     08/15/2023                                       2,000,000         1,625,860
                                   Nassau County, Amelia Island Care Center
                                     Project, Revenue, 9.75%, 01/01/2023              1,945,000         2,094,784
                                   Orlando, FL, Special Assessment Revenue,
                                     Conroy Road Interchange, Series A, 5.80%,
                                     05/01/2026                                       1,000,000           852,590
                                   Palm Beach County, FL, Health Facilities
                                     Authority, Revenue, 5.125%, 11/15/2029           1,000,000           770,950
                                   ----------------------------------------------------------------------------------
                                                                                                        7,781,984
---------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                   Chicago, IL, O'Hare International Airport:
                                     International Terminal, Special Revenue,
                                     8.20%, 12/01/2024                                1,200,000         1,296,012
                                     Special Facilities Revenue, United Airlines
                                     Project, Series A, 5.35%, 09/01/2016             2,000,000         1,672,220
                                   Chicago, IL, Tax Allocation, Central Station
                                     Project, Series A, Prerefunded 01/01/2005,
                                     8.90%, 01/01/2011 (b)                            1,835,000         1,977,359
                                   Illinois Health Facilities Authority, 6.75%,
                                     02/15/2016                                       2,180,000         2,227,197
                                   Illinois State, General Obligation, FGIC,
                                     6.00%, 01/01/2013 (c)                            3,315,000         3,408,417
                                   Itasca, IL, Central Manufacturing District,
                                     Special Service Area, Revenue, Prerefunded
                                     12/01/2000, 8.375%, 12/01/09 (b)                 2,115,000         2,194,651
                                   Lombard, IL, Tax Increment Revenue,
                                     Prerefunded 06/01/2000, 8.80%, 12/01/2004
                                     (b)                                                190,000           193,800

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE
                                   St. Charles, IL, Multifamily Housing Revenue,
                                     Housing-Wessel Court Project, 7.60%,
                                     04/01/2024                                     $ 1,870,000      $  1,875,217
                                   University Park, IL, Tax Allocation,
                                     Governors Gateway Industrial Park, 8.50%,
                                     12/01/2011                                       1,775,000         1,918,864
                                   ----------------------------------------------------------------------------------
                                                                                                       16,763,737
---------------------------------------------------------------------------------------------------------------------

INDIANA
                                   Indiana Health Facilities Financing
                                     Authority:
                                     Franciscan Eldercare Community Services,
                                     5.875%, 05/15/2029                               3,000,000         2,387,310
                                     Hospital Revenue, Fayette Memorial Hospital
                                     Project, 7.20%, 10/01/2022                       2,800,000         2,728,432
                                   Indianapolis Airport Authority, United
                                     Airlines, Inc., Project, Revenue, 6.50%,
                                     11/15/2031                                       1,900,000         1,732,971
                                   ----------------------------------------------------------------------------------
                                                                                                        6,848,713
---------------------------------------------------------------------------------------------------------------------

IOWA
                                   Finance Authority Healthcare Facilities, On
                                     With Life, Inc. Project, Revenue, 7.25%,
                                     08/01/2015                                       2,000,000         1,950,620
                                   Lake City, IA, Health Care Facility Revenue,
                                     Refinancing Opportunity Living Project,
                                     6.45%, 05/01/2011                                1,925,000         1,762,588
                                   ----------------------------------------------------------------------------------
                                                                                                        3,713,208
---------------------------------------------------------------------------------------------------------------------

KANSAS
                                   Manhattan, KS, Health Care Facilities Revenue
                                     Bond, Meadowlark Hills Retirement, Series
                                     A, 6.50%, 05/15/2028                               500,000           438,675
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MARYLAND
                                   Anne Arundel County Maryland Special
                                     Obligation, Arundel Mills Project, 7.10%,
                                     07/01/2029                                       1,500,000         1,465,650
                                   Maryland Economic Development, Student
                                     Housing Revenue Bond, Collegiate Housing,
                                     Series A, 5.75%, 06/01/2019                      1,000,000           901,220
                                   Maryland Economic Development Corporation:
                                     University of Maryland, Series 1999A,
                                     5.75%, 06/01/2031                                1,000,000           864,330
                                     Chesapeake Bay Conference, Series 1999b,
                                     7.625%, 12/01/2022                               4,000,000         3,892,480
                                   Maryland Health & Educational Facilities
                                     Authority, 6.75%, 07/01/2030                     1,000,000           989,760
                                   ----------------------------------------------------------------------------------
                                                                                                        8,113,440
---------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                   Massachusetts State Development Financial
                                     Agency, Revenue, Health Care Facilities,
                                     Series A, 7.10%, 07/01/2032                      2,000,000         1,822,720
                                   State of Massachusetts, General Obligation,
                                     MBIA, Series B, 5.00%, 04/01/2016 (c)            3,175,000         2,881,789
                                   Worcester, Briarwood Retirement Community,
                                     Salem Community Corporation, Revenue,
                                     9.25%, 12/01/2022                                1,925,000         2,054,013
                                   ----------------------------------------------------------------------------------
                                                                                                        6,758,522

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE

MICHIGAN
                                   Gogebic County, Hospital Finance Authority,
                                     Grand View Hospital Project, Revenue,
                                     Prerefunded 10/01/2001, 8.75%, 10/01/2016
                                     (b)                                            $ 2,250,000      $  2,398,500
                                   Hillsdale Hospital Finance Authority,
                                     Revenue, 5.25%, 05/15/2026                       1,450,000         1,036,620
                                   Kalamazoo, MI, Economic Development Revenue
                                     Bond, Series A, 7.50%, 05/15/2029                2,000,000         1,810,340
                                   Madison Heights, Tax Increment Finance
                                     Authority, Revenue, 8.50%, 03/15/2001              235,000           238,358
                                   Strategic Funding, Ltd., Holland Home
                                     Corporation, Revenue, 5.75%, 11/15/2028          2,000,000         1,493,360
                                   Tawas City, MI: Hospital Finance Authority,
                                     St. Joseph Health System, Revenue, ETM,
                                     5.75%, 02/15/2023**                              1,300,000         1,263,769
                                   Hospital Financial Authority, Revenue, Series
                                     A, ETM, 5.60%, 02/15/2013**                        495,000           494,733
                                   Wayne Charter County, MI, Detroit-Metro Wayne
                                     County, Revenue, MBIA, 5.00%, 12/01/2022
                                     (c)                                                500,000           422,645
                                   ----------------------------------------------------------------------------------
                                                                                                        9,158,325
---------------------------------------------------------------------------------------------------------------------

MISSOURI
                                   St Louis, MO, Tax Increment Revenue, Tax
                                     Allocation, Series A, 10.00%, 08/01/2010         2,015,000         2,360,814
                                   West Plains, MO, Industrial Development
                                     Authority, Ozarks Medical Center Project,
                                     Revenue, Prerefunded 09/15/2000, 8.625%,
                                     09/15/2020 (b)                                   1,910,000         1,969,286
                                   ----------------------------------------------------------------------------------
                                                                                                        4,330,100
---------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                   Nebraska Investment Finance Authority, Single
                                     Family Housing Revenue, Series A, 6.70%,
                                     09/01/2026                                         500,000           505,055
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEVADA
                                   Housing Division, Single Family Mortgage
                                     Program, Revenue: Series B2, 7.90%,
                                     10/01/2021                                         725,000           735,701
                                     6.50%, 04/01/2028                                  970,000           975,791
                                   Nevada, General Obligation, MBIA, 5.00%,
                                     05/15/2022 (c)                                   2,000,000         1,717,360
                                   ----------------------------------------------------------------------------------
                                                                                                        3,428,852
---------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                   New Hampshire Health & Education Facilities
                                     Authority, Revenue: Hampshire College
                                     Issue, 7.40%, 01/01/2023                         1,000,000           987,710
                                   Havenwood Heritage Heights, 7.45%, 01/01/2025      2,000,000         2,008,980
                                   ----------------------------------------------------------------------------------
                                                                                                        2,996,690
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                   Educational Facilities Authority, Caldwell
                                     College, Revenue, 7.250%, 07/01/2025             1,100,000         1,129,227
                                   New Jersey Economic Development Authority
                                     Revenue, Harrogate Inc., Series A, 5.875%,
                                     12/01/2026                                         200,000           166,494
                                   ----------------------------------------------------------------------------------
                                                                                                        1,295,721

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE

NEW MEXICO
                                   Farmington, NM, Pollution Control Revenue,
                                     5.80%, 04/01/2022                              $ 2,750,000      $  2,388,733
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEW YORK
                                   Monroe County, New York, Airport Authority,
                                     Greater Rochester Intl, Revenue, MBIA,
                                     5.625%, 01/01/2010 (c)                           3,740,000         3,767,339
                                   Nassau Health Care Corporation, New York,
                                     Revenue, 6.00%, 08/01/2016                       2,825,000         2,874,183
                                   New York & New Jersey Port Authority, Special
                                     Obligation, Revenue, Continental/Eastern
                                     Project, Laguardia, 9.125%, 12/01/2015           2,500,000         2,587,850
                                   New York City, General Obligation, Unrefunded
                                     Balance, Series C, 7.00%, 02/01/2010               315,000           316,074
                                   New York City, NY, Transitional Finance
                                     Authority, Future Tax Secd, Series B,
                                     Revenue, 6.00%, 11/15/2013                       2,000,000         2,068,100
                                   New York Metropolitan Transportation
                                     Authority, Revenue, Series A, 5.125%,
                                     04/01/2019                                       1,450,000         1,302,593
                                   New York State Dormitory Authority, Revenue,
                                     Series A, FGIC, 5.125%, 05/15/2021 (c)           1,880,000         1,657,671
                                   New York State Medical Care Facilities
                                     Finance Agency, Revenue: Partially Refunded
                                     08/15/2001, 7.30%, 02/15/2021                       20,000            20,850
                                     Prerefunded 08/15/2001, 7.30%, 02/15/2021 (b)       40,000            41,956
                                   New York, NY, General Obligation, Series I,
                                     ETM, 7.50%, 08/15/2010**                           105,000           106,394
                                   Triborough Bridge and Tunnel Authority, New
                                     York, Revenue, Series Y, 6.000%, 01/01/2012      5,000,000         5,214,000
                                   ----------------------------------------------------------------------------------
                                                                                                       19,957,010
---------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA
                                   North Carolina Municipal Power Agency,
                                     Electric Revenue, Series B, 6.375%,
                                     01/01/2013                                       1,300,000         1,296,568
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA
                                   Grand Forks, ND, Health Care Systems,
                                     Revenue, 7.125%, 08/15/2024                      1,000,000           977,880
                                   North Dakota Housing Finance Agency, Single
                                     Family Housing, Revenue, 8.375%, 07/01/2021        385,000           391,514
                                   ----------------------------------------------------------------------------------
                                                                                                        1,369,394
---------------------------------------------------------------------------------------------------------------------

OKLAHOMA
                                   Woodward Municipal Authority, Hospital
                                     Revenue: 8.50%, 11/01/2014,                      1,335,000         1,409,733
                                     Prerefunded 11/01/2000, 9.25%, 11/01/2014
                                     (b)                                              1,750,000         1,815,188
                                   ----------------------------------------------------------------------------------
                                                                                                        3,224,921
---------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                   Greene County, PA, General Obligation, Series
                                     B, Prerefunded 12/01/00, 8.75%, 12/01/2010
                                     (b)                                              1,540,000         1,571,247
                                   Higher Educational Facilities Authority,
                                     Philadelphia College of Textiles and
                                     Science, Revenue, 6.70%, 04/01/2014              2,000,000         2,022,800
                                   Montgomery County, PA, Health & Educational
                                     Facilities Authority, 7.25%, 12/01/2027          2,000,000         1,847,660
                                   ----------------------------------------------------------------------------------
                                                                                                        5,441,707

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE

SOUTH CAROLINA
                                   Aiken County, Hospital Facilities, Mattie C.
                                     Hall Health Care Center Project, Revenue,
                                     8.625%, 10/01/2010                             $ 1,500,000      $  1,515,000
                                   South Carolina Jobs and Economic Development
                                     Authority, Hospital Facilities Revenue,
                                     7.375%, 12/15/2021                               1,000,000           960,970
                                   South Carolina Transportation Infrastructure,
                                     Revenue, Series A, AMBAC, 5.375%,
                                     10/01/2024 (c)                                   4,150,000         3,797,665
                                   ----------------------------------------------------------------------------------
                                                                                                        6,273,635
---------------------------------------------------------------------------------------------------------------------

TENNESSEE
                                   Johnson City, TN, Health & Educational
                                     Facilities Board, Hospital Revenue, Series
                                     A, 7.50%, 07/01/2033                             2,000,000         1,892,300
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

TEXAS
                                   Abilene, TX, Health Facilities Development,
                                     Corporate Retirement Facilities, Sears
                                     Methodist Retirement, Revenue, Series A,
                                     5.90%, 11/15/2025                                2,500,000         2,009,075
                                   Austin, TX, Bergstrom Landhost Enterprises,
                                     Revenue, Series A, 6.75%, 04/01/2027             2,000,000         1,792,900
                                   Crowley, TX, Independent School District,
                                     General Obligation, 5.125%, 08/01/2025           5,000,000         4,379,450
                                   Dallas-Fort Worth, TX, International Airport
                                     Facility, American Airlines, Revenue,
                                     6.375%, 05/01/2035                               2,000,000         1,823,000
                                   Houston, TX: General Obligation, Series A,
                                     5.00%, 03/01/2016                                3,000,000         2,712,390
                                   Independent School District, General
                                     Obligation, Series A, 5.00%, 02/15/2024          2,000,000         1,713,700
                                   Airport System Special Facilities,
                                     Continental Airlines, Inc., Improvement
                                     Projects, Revenue: 6.125%, 07/15/2027            2,000,000         1,705,260
                                     5.70%, 07/15/2029                                2,000,000         1,603,700
                                   Lower Colorado River Authority, Texas,
                                     Electric Revenue, Series B, 6.00%,
                                     05/15/2013                                       5,000,000         5,125,950
                                   San Antonio, TX, Elec & Gas, Electric
                                     Revenue, Series A, 5.00%, 02/01/2018             1,100,000           973,973
                                   Travis County, TX, Health Facilities
                                     Development, Ascension Health Credit Series
                                     A, MBIA, Revenue, 6.00%, 11/15/2012 (c)          3,860,000         3,942,527
                                   ----------------------------------------------------------------------------------
                                                                                                       27,781,925
---------------------------------------------------------------------------------------------------------------------

UTAH
                                   Utah Housing Finance Agency, Single Family
                                     Mortgage Revenue, Series 1999A, 6.65%,
                                     07/01/2026                                         685,000           693,597
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGIN ISLANDS
                                   Virgin Islands, Gross Receipts Taxes, Public
                                     Financial Authority Revenue, Series A,
                                     6.375%, 10/01/2019                               3,000,000         2,970,090
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGINIA
                                   Fairfax County, VA, Economic Development
                                     Authority Revenue Series 1999A, 7.25%,
                                     10/01/2019                                       2,000,000         1,929,380
                                   ----------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT      VALUE

WISCONSIN
                                   Wisconsin Housing and Economic Development
                                     Authority, Home Ownership, Revenue, 6.20%,
                                     03/01/2027                                     $   500,000      $    489,715
                                   Wisconsin State Health And Education
                                     Facilities Authority Revenue, 5.125%,
                                     02/15/20                                         1,000,000           825,020
                                   Wisconsin State Health & Educational
                                     Facilities Authority: Revenue Bond, Aurora
                                     Health Care Inc., Series A, 5.60%,
                                     02/15/2029                                       1,000,000           782,750
                                     Revenue, Prerefunded 07/01/05, 6.35%,
                                     07/01/2017 (b)                                     600,000           626,226
                                   ----------------------------------------------------------------------------------
                                                                                                        2,723,711
                                   ----------------------------------------------------------------------------------
                                   TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                   (Cost: $180,581,300)                                               178,912,039
                                   ----------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                   (Cost $183,081,300) (a)                                           $181,412,039
                                   ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $183,081,300. At May 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,669,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,158,732 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,827,993.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bond in full at the earliest refunding date.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, MBIA/BIG, or FSA.

 * Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2000 (Unaudited)

ASSETS
Investments in securities, at value, (cost $183,081,300)        $181,412,039
----------------------------------------------------------------------------
Cash                                                                 717,480
----------------------------------------------------------------------------
Receivable for investments sold                                    1,139,000
----------------------------------------------------------------------------
Interest receivable                                                3,421,386
----------------------------------------------------------------------------
Other assets                                                           7,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     186,696,905
----------------------------------------------------------------------------
 LIABILITIES
Dividends payable                                                      9,092
----------------------------------------------------------------------------
Accrued management fee                                                96,228
----------------------------------------------------------------------------
Other accrued expenses                                                26,346
----------------------------------------------------------------------------
Total liabilities                                                    131,666
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $186,565,239
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   (113,902)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        (1,669,261)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (557,340)
----------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 2,800 shares
outstanding at $25 thousand liquidation value per share           70,000,000
----------------------------------------------------------------------------
Paid-in capital                                                  118,905,742
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $186,565,239
----------------------------------------------------------------------------
 NET ASSETS VALUE
NET ASSET VALUE PER COMMON SHARES
($116,565,239 / 10,742,480 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized) (Net assets less remarketed preferred shares at
liquidation value divided by common shares outstanding)               $10.85
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 6,309,679
---------------------------------------------------------------------------
Dividends                                                            11,445
---------------------------------------------------------------------------
Total income                                                      6,321,124
---------------------------------------------------------------------------
Expenses:
Management fee                                                      569,641
---------------------------------------------------------------------------
Services to shareholders                                             19,961
---------------------------------------------------------------------------
Custodian fees                                                       10,858
---------------------------------------------------------------------------
Auditing                                                             91,200
---------------------------------------------------------------------------
Legal                                                                19,848
---------------------------------------------------------------------------
Trustees' fees and expenses                                             159
---------------------------------------------------------------------------
Reports to shareholders                                             109,057
---------------------------------------------------------------------------
Other                                                                16,499
---------------------------------------------------------------------------
Total expenses, before expense reductions                           837,223
---------------------------------------------------------------------------
Expense reductions                                                   (2,099)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            835,124
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      5,486,000
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          (556,342)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (3,737,125)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (4,293,467)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 1,192,533
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,               YEAR ENDED
                                                                    2000               NOVEMBER 30,
                                                                (UNAUDITED)                1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  5,486,000              8,335,524
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (556,342)               799,995
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the                                           (3,737,125)            (9,721,592)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         1,192,533               (586,073)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                        (5,589,758)            (8,581,062)
---------------------------------------------------------------------------------------------------
From net realized gains                                             (537,124)              (107,036)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                                 --            140,000,000
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                             --                468,256
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   --            (70,700,000)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                              --             69,768,256
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (4,934,349)            60,494,085
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                191,499,588            131,005,503
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of ($113,902) and $10,144,
respectively)                                                   $186,565,239            191,499,588
---------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         10,742,480             10,703,554
---------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                             --                 38,926
---------------------------------------------------------------------------------------------------
Net increase in Fund shares                                               --                 38,926
---------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               10,742,480             10,742,480
---------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                           (UNAUDITED)
                                            SIX MONTHS
                                              ENDED                  YEARS ENDED NOVEMBER 30,
                                             MAY 31,      -----------------------------------------------
                                               2000        1999      1998      1997      1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $11.31        12.24     12.29     12.14     12.19     11.54
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .51(a)       .78(a)     .77      .80       .82       .83
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      (.40)        (.83)     (.05)      .17      (.05)      .64
---------------------------------------------------------------------------------------------------------
Total from investment operations                 .11         (.05)      .72       .97       .77      1.47
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common
shareholders                                    (.38)        (.75)     (.77)     (.82)     (.82)     (.82)
---------------------------------------------------------------------------------------------------------
Net investment income to preferred
shareholders (common share equivalent)          (.14)        (.05)       --        --        --        --
---------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions (common shares)                    (.05)        (.01)       --        --        --        --
---------------------------------------------------------------------------------------------------------
Total distributions                             (.57)        (.81)     (.77)     (.82)     (.82)     (.82)
---------------------------------------------------------------------------------------------------------
Dilution resulting from remarketed
preferred shares (b)                              --         (.07)       --        --        --        --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.85        11.31     12.24     12.29     12.14     12.19
---------------------------------------------------------------------------------------------------------
Market value, end of period                   $10.19        10.31     12.81     13.06     12.38     12.13
 TOTAL RETURN PER COMMON SHARE
BASED ON NET ASSET VALUE (%)                     .06**      (1.35)     5.99      8.28      6.58     13.09
---------------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                       3.07**     (14.08)     4.36     12.87      9.19     11.70
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period net of
remarketed preferred shares ($ thousands)    116,565      121,500   131,006   130,895   128,234   127,844
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%) (excluding preferred
shares)                                         1.41*        1.12       .77       .76       .74       .76
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%) (excluding preferred
shares)                                         1.41*        1.11       .77       .76       .74       .76
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%) (including preferred
shares)                                          .89*        1.01        --        --        --        --
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%) (including preferred
shares)                                          .89*        1.00        --        --        --        --
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(excluding preferred shares)                    9.27*        6.55      6.29      6.62      6.82      6.97
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(including preferred shares)                    5.81*        5.91        --        --        --        --
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       51*          24        22        13        31         8
---------------------------------------------------------------------------------------------------------
Remarketed preferred shares information
at end of period:
Aggregate amount outstanding ($
thousands)                                    70,000       70,000        --        --        --        --
---------------------------------------------------------------------------------------------------------
Asset coverage per share                     $67,000       68,000        --        --        --        --
---------------------------------------------------------------------------------------------------------
Liquidation and market value per share       $25,000       25,000        --        --        --        --
---------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.
 * Annualized.
** Not annualized.
(a) Based on monthly average shares outstanding during the period.
(b) Effective September 29, 1999, the Fund issued 2,800 remarketed preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Municipal Income Trust (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             REMARKETED PREFERRED SHARES. Effective September 29, 1999, the Fund issued 2,800 shares of Series T Remarketed Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that had accumulated from the date the Fund first issued the shares. The Remarketed Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the

NOTES TO FINANCIAL STATEMENTS

                             successive dividend periods for such shares. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period. Investors and potential investors in the Remarketed Preferred Shares may participate in auctions for the Municipal Preferred Shares through their broker-dealer.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases                               $46,411,795

                             Proceeds from sales                      46,009,723

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $569,641 for the six months ended
                             May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 2000, of which $451 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no direct payments to its officers and incurred trustees' fees of $159 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,441 and $658 respectively under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Strategic Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             9,627,793    226,805
      Linda C. Coughlin          9,643,196    211,805
      James R. Edgar             9,649,646    204,952
      Arthur R. Gottschalk       9,661,882    192,716
      Fred B. Renwick            9,633,488    221,110
      John G. Weithers           9,688,814    165,784

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against   Abstain
      9,705,556   28,142   123,387

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           PHILIP G. CONDON                  Assistant Secretary
                                  Vice President
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
FRED B. RENWICK
Trustee                           REBECCA L. WILSON
                                  Vice President
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KSMIT - 3 (7/23/00) 1116530
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)